EXHIBIT 32.2
CERTIFICATION OF PERIODIC REPORT,
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
For purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with this Quarterly Report of Quovadx, Inc. (the “Registrant”) on Form 10-Q for the quarter ended September 30, 2005, as filed with the Securities and Exchange Commission (the “Commission”) on the date hereof (the “Report”), the undersigned Executive Vice President, Chief Financial Officer and Treasurer of the Registrant hereby certifies, to the best of his knowledge and belief, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Matthew T. Pullam

Mathew T. Pullam
Executive Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)
October 31, 2005